SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
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                           FORM 8-K/A

               AMENDMENT NO. 2 TO CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):          March 7, 1997
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                               P-COM, Inc.
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            (Exact name of registrant as specified in charter)


         Delaware                   0-25356                    77-0289371
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(State or Other Jurisdiction      (Commission                (IRS Employer
   of Incorporation)              File Number)            Identification No.)


3175 S. Winchester Boulevard, Campbell, California                    95008
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:   (408) 866-3666
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                                 Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report.)





                          AMENDMENT NO. 2

     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities Exchange Commission on March 21, 1997 and amended on March 20, 1997, as set forth in the pages attached hereto:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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      The following exhibit is filed as a part of this report.

      (c)  Exhibits

      23.1  Consent of Independent Auditors (Ernst & Young LLP)


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         P-COM, Inc.
                         ----------------------------
                         (Registrant)


Dated:   June  26, 1997          By:    /s/  Michael J. Sophie
                                        -----------------------------

                               Name:    Michael J. Sophie
                                        -----------------------------


                              Title:    Vice President, Finance and
                                        Administration and Chief
                                        Financial Officer





                         EXHIBIT INDEX


EXHIBIT NUMBER

    23.1        Consent of Independent Auditors (Ernst & Young LLP)